UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2017

CALGON CARBON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 GSK Drive Moon Township, Pennsylvania		15108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 787-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on September 21, 2017, Calgon Carbon Corporation (the “Company”), Kuraray Co., Ltd., a company organized under the laws of Japan (“Kuraray”), Kuraray Holdings U.S.A., Inc., a Delaware corporation (“Parent”) and KJ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “merger agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent, and an indirect wholly owned subsidiary of Kuraray (the “merger”). On November 22, 2017, the Company and Kuraray filed a joint voluntary notice with the Committee on Foreign Investment in the United States (“CFIUS”). As of December 1, 2017, CFIUS has not yet initiated the initial 30-day review period. The parties continue to anticipate CFIUS will begin this 30-day review period shortly after the date of this Form 8-K. At the conclusion of the initial review period, CFIUS will either (1) clear the merger or (2) notify the parties that CFIUS will initiate an additional 45 calendar day investigation period. As a result, the parties are now targeting the first quarter of 2018 for the closing of the merger.

In addition, the applicable prior notice period under the International Traffic in Arms Regulations relating to the merger and other transactions contemplated by the merger agreement expired on November 28, 2017. The merger remains subject to other closing conditions, including approval by the Company’s stockholders.

Additional Information and Where to Find It

In connection with the merger, a definitive proxy statement has been filed by the Company and mailed to the Company’s stockholders. THE COMPANY’S STOCKHOLDERS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY NOW AND WHEN FUTURE FILINGS BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and securityholders may able to obtain the documents free of charge at the SEC’s website, www.sec.gov or from the Company at the “Investors” section of its website, accessible via http://www.calgoncarbon.com/, or by contacting Dan Crookshank, Director – Investor Relations and Treasurer, at (412) 787-6795.

Participants in Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning such participants is set forth in the proxy statement, filed with the SEC on Schedule 14A on March 23, 2017, for the Company’s 2017 Annual Meeting of Stockholders and in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 1, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the merger are included in the definitive proxy statement.

Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this report other than statements of historical fact, are forward-looking statements. These statements may be identified from use of the words “may,” “should,” “could,” “potential,” “continue,” “plan,” “forecast,” “estimate,” “project,” “believe,” “intent,” “anticipate,” “expect,” “target, ” “is likely,” “will,” or the negative of these terms, and similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company believes that its expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from the Company’s expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, there are various risks and uncertainties associated with the merger, including but not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the merger; the possibility of non-consummation of the merger and termination of the merger agreement; the risk that the Company could be required to pay a termination fee of $33.2 million to Kuraray under certain circumstances pursuant to the terms of the merger agreement; the failure to obtain Company stockholder approval of the merger or to satisfy any of the other conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the merger; the risk that stockholder litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability; the significant transaction costs which have been and may continue to be incurred by the Company related to the merger; and other potential risks to the Company associated with any failure to close the merger, including the potential distraction of employee and management attention during the pendency of the merger, uncertainty about the effect of the merger on the Company’s relationships with employees, potential and existing customers and suppliers and other parties, and the impact that the failure of the merger to close could have on the trading price of shares of Company common stock and the Company’s operating results. You should not place undue reliance on any forward- looking statements. These statements speak only as of the date of this report. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking or other statements included in this report, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION

December 1, 2017	By:	/s/ Chad Whalen
	Name:	Chad Whalen
	Title:	Senior Vice President, General Counsel and Secretary